WANGER ADVISORS TRUST

Wanger USA

Wanger International

Wanger Select

Wanger International Select

(the “Funds”)

Supplement dated April 1, 2014 to the Funds’ Prospectuses

and Statement of Additional Information (“SAI”) dated May 1, 2013, as supplemented

Effective March 31, 2014, Charles P. McQuaid stepped down from his roles as the President and Chief Investment Officer of CWAM. Accordingly, the prospectuses and SAI for the Funds are hereby supplemented as follows:

•	The prospectus for Wanger USA is supplemented to reflect that (i) effective April 1, 2014, Robert A. Mohn is the Domestic Chief Investment Officer of CWAM and (ii) William J. Doyle, a CWAM analyst since 2006, is the co-portfolio manager of Wanger USA, effective January 1, 2014, and a Vice President of Wanger Advisors Trust (the “Trust”), effective March 11, 2014.

•	The prospectus for Wanger International is supplemented to reflect that, effective April 1, 2014, P. Zachary Egan is the President of the Trust and the President and International Chief Investment Officer of CWAM.

•	The SAI for each of the Funds is supplemented to reflect that (i) effective March 31, 2014, Charles P. McQuaid stepped down as the President and Chief Investment Officer of CWAM and as the President of the Trust, and is a Vice President of the Trust and (ii) effective April 1, 2014, P. Zachary Egan is the President of the Trust and the President and International Chief Investment Officer of CWAM and Robert A. Mohn is the Domestic Chief Investment Officer of CWAM.

The changes described above are identical to expected changes described in the supplement dated November 1, 2013 to the Funds’ prospectuses and SAI.

Shareholders should retain this Supplement for future reference.

C-1456-1 A (4/14)